APPLICATION TO THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
      Processing Office: Individual Annuity Center, P.O. Box 2996, G.P.O.,
                            New York, New York 10116
 FOR A VARIABLE ANNUITY CONTRACT: EQUITABLE'S NON-QUALIFIED EQUI-VEST CONTRACT
--------------------------------------------------------------------------------
            UNIT SECTION (complete only if Salary Allotment is used)

1.  EMPLOYER / UNIT NAME
                         -------------------------------------------------------

2.  |_| EXISTING UNIT NO. |_|_|_|_|_|_| - |_|_|_|
    |_| NEW UNIT |_|_|_|_|_|_| - |_|_|_|
                 FORM 983-2357 REQUIRED
--------------------------------------------------------------------------------
                              PARTICIPANT SECTION

3.  PROPOSED PARTICIPANT - Print name to appear on Contract.

    ----------------------------------------------------------------------------
      First                   Middle Initial            Last

    a. |_| Mr.  |_| Mrs.  |_| Miss  |_| Ms.  Other
                                                   ---------
    b. Date of Birth: Year         Month         Day
                          -------       -------     --------
    c. Age at Nearest Birthday:
                               -----------------------------
    d. State of Residence:
                          ----------------------------------
    e. Participant's Mailing Address:       1. |_| Male  |_| Female
       No. St. |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
               |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
          City |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
                State |_|_|  Zip Code |_|_|_|_|_| - |_|_|_|_|

    g. Social Security Number (Required): |_|_|_| - |_|_| - |_|_|_|_|

    h. Are you associated with or employed by a member of National Association of Securities Dealers, Inc. (NASD)? |_| Yes |_| No

4.  RETIREMENT AGE (maximum: 85)
                                 ------------------

5.  BENEFICIARY--Include FULL NAME and RELATIONSHIP to Participant.
    FOR DEATH BENEFIT UPON PARTICIPANT'S DEATH BEFORE RETIREMENT DATE, AND FOR OWNERSHIP RIGHTS UPON DEATH OF OWNER.
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------

6.  OWNER--ONLY IF OTHER THAN PARTICIPANT: |_| Individual  |_| Executor
          |_| Guardian |_| Custodian (SEE #14) |_| Trustee (For natural person) The following owner types will incur annual tax liability
          |_| Corporation  |_| Partnership  |_| Deferred Compensation
          |_| Trustee (NOT for natural person)
         Name  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
       No. St. |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
          City |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
                State |_|_|  Zip Code |_|_|_|_|_| - |_|_|_|_|
    Relationship to Participant
                               ---------------------------------
    Owner SSN # |_|_|_| - |_|_| - |_|_|_|_|
                (IF CUSTODIAN USE PARTICIPANT'S SSN #)
    Are you associated with or employed by a member of National
    Association of Securities Dealers, Inc. (NASD)? |_| Yes  |_| No
    ABOVE NAMED OWNER WILL RECEIVE ALL COMMUNICATIONS. SPECIFY ANY CO-OWNERS
    IN SPECIAL INSTRUCTIONS (#13)

7.  CONTRIBUTION ALLOCATION
    Fixed Income Account                           ______%
    Stock Account                                  ______%
    Money Market Account                           ______%
    Balanced Account                               ______%
    Aggressive Stock Account                       ______%
                              ----------------------------
    (PERCENTAGES IN WHOLE NUMBERS)      Total         100%

8. Will any existing insurance or annuity be replaced or changed (or has it been), assuming the contract applied for will be issued? |_| Yes |_| No

    IF YES, answer the questions below:
    a.  Year Issued:            Plan:
                    ----------       ----------
        Company:
                ----------------------------------------------------------------

    b.  Contribution Basis: (CHECK ONE ONLY):
        |_| pre-August 14, 1982  |_| post-August 13, 1982
        (SEPARATE APPLICATION REQUIRED FOR EACH BASIS.)

    c.  Net Cost: $
                   -------------------------------------------------------------
                  (NET COST ILLUSTRATION MUST BE SUBMITTED)

9. CONTRIBUTIONS (COMPLETE ONLY IF CONTRIBUTION BASIS POST-AUGUST 13, 1982 AND FURTHER CONTRIBUTIONS ANTICIPATED)

    a.  Reminder Notice (Billing) Required  |_| Yes  |_| No
        IF YES, complete B-C-D

    b.  Reminder Frequency:
          |_| Annual  |_| Semi-Annual  |_| Quarterly
        For Salary Allotment Only:
          |_| Monthly  |_| Semi-Monthly  |_| Bi-Weekly

    c. First Reminder Date (IF SALARY ALLOTMENT, MUST AGREE WITH EXISTING UNIT OR ATTACHED 983-2357 FORM):
        Mo.               Day
           -------------     -------------
    d.  REMINDER AMOUNT $
                         -------------------------------------------------------
                   (CONTRIBUTIONS MUST BE AT LEAST $50.)

10. EXPECTED FIRST PARTICIPATION YEAR CONTRIBUTION $
                                                    ----------------------------
                           (MUST BE AT LEAST $1,000 OR $600 IF SALARY ALLOTMENT)

    FOR SALARY ALLOTMENT ONLY: IF AN ADVANCED PARTICIPATION DATE IS REQUESTED, COMPLETE #9C AND #13.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    (FOR PROCESSING OFFICE USE)
    Unit Name                             Cert or App. #
             ---------------------------                ------------------------
    Frequency                             Reminder Date
             ---------------------------               -------------------------
    Amendment Required                    Participation Date
                      ------------------                    --------------------

    ----------------------------------------------------------------------------
    Receipt Date       | Batch #        | Inquiry #      | Processor
    ----------------------------------------------------------------------------
--------------------------------------------------------------------------------
983-2356A-PA (8-87) Cat. #121442

--------------------------------------------------------------------------------
11. Did you receive the Separate Accounts Prospectus?  |_| Yes  |_| No
    Date on Prospectus
                      ----------------------------------------------------------
    Date of any supplement to Prospectus
                                        ----------------------------------------
12. ITEMS (A) THROUGH (G) ARE TO BE ANSWERED COMPLETELY OR NOT AT ALL. If Participant does not wish to provide information requested, check here |_|. (Show amounts before this purchase.)
    NOTE: In NJ and MD by law item (A) MUST be answered
    (a)  Sources of Retirement Income (other than Soc. Security)

          ----------------------------------------------------------------------
          ----------------------------------------------------------------------

    (b)  Debts: $
                 ---------------------------------------------------------------
                 ---------------------------------------------------------------
                 ---------------------------------------------------------------

    (c)  (i)   Savings (Checking and Savings accounts)
               $
                 ---------------------------------------------------------------

         (ii)  Securities: $
                            ----------------------------------------------------

         (iii) Value of home, less mortgage: $
                                              ----------------------------------

         (iv)  Other Assets (specify sources and amounts):

               -----------------------------------------------------------------
               -----------------------------------------------------------------

    (d)  Ages of dependents:
                            ----------------------------------------------------

    (e)  Amount of Life Insurance: $
                                    --------------------------------------------

    (f)  Cash available for investment or retirement:
         (i)  $         annually, or (ii) $         single sum
               --------                    --------

    (g)  Annual income including spouse's: $
                                            ------------------------------------

13. SPECIAL INSTRUCTIONS

    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------

14. CUSTODIAN DESIGNATION: (Fill in)

    THE OWNER IS
                ------------------------------------  --------------------------
                         (name)                       (Relationship)

    as custodian for
                    ------------------------------------------------------------
                                        (participant)

    under the                 Uniform Gifts to Minors Act
              ----------------
                 (state)

15. Amount paid with this form: $
                                 -----------------------------------------------
          (must be at least $1,000 for other than Salary Allotment)

    (If a check is submitted with this request, no advanced participation date is permitted.) BACKDATING IS NOT PERMITTED.
--------------------------------------------------------------------------------
NOTE: Amount paid will be credited upon receipt at Equitable's Processing Office, subject to return if the contract is not issued; the Participation Date of the contract will be the date of receipt by Equitable of all completed requirements at Equitable's Processing Office. The Normal Form of annuity benefit is a Life With 10 Years Certain Annuity. At retirement, you will be given a choice of this form or any of several other available forms.

                                   AGREEMENT

All information and statements furnished in this request are true and complete to the best of my (our) knowledge and belief. I (We) understand and acknowledge that no Agent has the authority to make or modify any contract on Equitable's behalf, or to waive or alter any of Equitable's rights and regulations. Under the penalties of perjury I (we) certify that the Social Security Number(s) or Tax Identification Number(s) provided on this form is (are) true, correct, and complete.

IT IS UNDERSTOOD THAT THE ACCOUNT VALUES ATTRIBUTABLE TO ALLOCATIONS TO THE SEPARATE ACCOUNTS AND VARIABLE ANNUITY BENEFIT PAYMENTS MAY INCREASE OR DECREASE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

Signature of Proposed Participant X
                                   ---------------------------------------------
Date                   City                              State
    -------------------    ------------------------------     ------------------

Signature of Owner X
                    ------------------------------------------------------------
                     (if other than the Proposed Participant)
--------------------------------------------------------------------------------
                                 AGENT SECTION

Will any existing insurance or annuity be replaced or changed (or has it been), assuming the contract applied for will be issued? |_| Yes |_| No

I (we) certify that a prospectus for the contract applied for has been given to the proposed Participant and that no written sales materials other than those approved by The Equitable have been used.

Non-Qualifed Equi-Vest issues must adequately reflect the commission interest of all Agents on previous certificates or contract.

------------------------------------------------------------------------------------------------------------------------------------
     Agents's Name(s) (Print)      Initial of          Agent          Agent          Agency         District       Agent's
      (Service Agent first)        Last Name          Number            %             Code        Manager Code     Signature
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FOR AGENCY COMPLIANCE FILE:
  INITIALS OF AGENCY  EQS        Date        District EQS      Date
                         --------    --------            ------    -------------
--------------------------------------------------------------------------------
                                 (FOR ASU USE)

ASU Code and App. No.
                     -----------------------------------------------------------
ASU Rec'd.
          ----------------------------------------------------------------------
Date to Proc. Off.
                  --------------------------------------------------------------
Campaign
        ------------------------------------------------------------------------

Agent(s) shown above is Equity Qualified and is licensed in the state where the request is signed.
Above Agent information verified by ASM (Registered Rep)
                                                        ------------------------
--------------------------------------------------------------------------------
983-2356A-PA (8-87) Cat. #121442

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

      Processing Office: Individual Annuity Center, P.O. Box 2996, G.P.O.,
                            New York, New York 10116
   REQUEST FOR ENROLLMENT UNDER EQUITABLE'S NON-QUALIFIED EQUI-VEST CONTRACT
--------------------------------------------------------------------------------
                                  UNIT SECTION
                  (complete only if Salary Allotment is used)

1. EMPLOYER/UNIT NAME __________________________________________________________

2. |_| Existing Unit No.|_|_|_|_|_|_|-|_|_|_| |_| NEW UNIT |_|_|_|_|_|_|-|_|_|_|
                                                        Form 983-2357 Required
--------------------------------------------------------------------------------
                              PARTICIPANT SECTION
3. PROPOSED PARTICIPANT
   a. Print name to appear on Certificate.
      ______________________________________________________________
              First        Middle Initial         Last
   b. |_| Mr.    |_| Mrs.    |_| Miss    |_| Ms.    |_| Other ______
   c. Date of Birth: Year ____________ Month __________ Day ________
   d. Age at Nearest Birthday ______________________________________
   e. State of Residence ___________________________________________
   f. |_| Male  |_| Female
   g. Social Security Number |_|_|_|-|_|_|-|_|_|_|_|
   h. Are you associated with or employed by a member of National
      Association of Securities Dealers, Inc. (NASD)?  |_| Yes  |_| No

4. RETIREMENT AGE  (maximum: 85) ________________

5. BENEFICIARY--Include FULL NAME and RELATIONSHIP to Participant. (For Death Benefit upon Participant's death before Retirement
   Date, and for Ownership Rights upon death of Owner)

   ________________________________________________________________
   ________________________________________________________________
   ________________________________________________________________
   ________________________________________________________________

6. OWNER--Specify:
    Full Name and Address           Relationship to Participant
    _____________________________   ________________________________
    _____________________________   Social Security or Tax I.D. No.
    _____________________________   ________________________________

   Above named Owner will receive all communications. Specify any co-owners or secondary owners in Special Instructions (#12).

7. CONTRIBUTION ALLOCATION
      (PERCENTAGES IN WHOLE NUMBERS)

   Fixed Income Account               _______%
   Stock Account (Sep Acct A)         _______%
   Money Market Acct (Sep Acct E)     _______%
   Balanced Acct (Sep Acct J)         _______%
   Aggressive Stock Acct (Sep Acct K  _______%
                            ------------------
                                Total    100 %

8. Will any existing insurance or annuity be replaced or changed
   (or has it been), assuming the certificate applied for will be
   issued?   |_| Yes   |_| No

  If yes, answer the questions below:
  Contribution Basis     |_| pre-August 14, 1982
     (check one)         |_| post-August 13, 1982
  Note that a separate enrollment form must be submitted for each basis.
_______________________________________________________________
  Year Issued, Company, and Plan

_______________________________________________________________
  Net Cost
 (Net Cost Illustration msut be submitted.)
9. CONTRIBUTIONS (complete only if the Contribution Basis is post-August 13, 1982 and further contributions are
   anticipated)
   a. Reminder Frequency
      If no reminders are desired, check here: |_|
       |_| Annual |_| Semi-Annual  |_| Quarterly
      For Salary Allotment Only:
      |_| Monthly  |_| Semi-Monthly |_| Bi-Weekly
  b.  First Reminder Date (if Salary Allotment, must agree with existing unit or attached 983-2357
      form): Mo.____________ Day____________
  c.  REMINDER AMOUNT $_____________
      (contributions must be at least $50.)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(FOR
PROCESSING   Unit Name ___________________  Cert. or App. # ____________________
OFFICE       Frequency ___________________  Reminder Date ______________________
USE)         Amendment Required __________  Participation Date _________________

  --------------------------------------------------------------------------
    Receipt Date          Batch#           Inquiry #     Processor

  --------------------------------------------------------------------------

--------------------------------------------------------------------------------
983-2356 CAT.#115075

    d. EXPECTED FIRST PARTICIPATION YEAR
       CONTRIBUTION $ __________________________________________
        (must be at least $1,000, for Individual billing or $600. for Salary Allotment)

       For Salary Allotment only: If an advanced participation date is requested, complete #9b and #12.

10. Did you receive the Separate Accounts Prospectus?
                           |_| Yes |_| No
    Date on Prospectus __________________________________________
    Date of any supplement to Prospectus ________________________

11. Items (a) through (g) are to be answered completely or not at all.
    If Participant does not wish to provide information requested, check here |_|. (Show amounts before this purchase.) Note: In NJ and MD by law item (a) must be answered.

    (a) Sources of Retirement Income (other than Soc. Security)
        _______________________________________________________
        _______________________________________________________
    (b) Debts: $_______________________________________________
                _______________________________________________
    (c) (i)   Savings (Checking and Savings accounts):
              $________________________________________________
        (ii)  Securities: $____________________________________
        (iii) Value of home, less mortgage: $__________________
        (iv)  Other Assets (specify sources and amounts):
              _________________________________________________
              _________________________________________________
    (d) Ages of dependents:____________________________________
    (e) Amount of Life Insurance: $____________________________
    (f) Cash available for investment or retirement:
        (i)   $___________________________________ annually, or
        (ii)  $___________________________________ single sum
    (g) Annual income including spouse's: $____________________

12. SPECIAL INSTRUCTIONS
    ___________________________________________________________
    ___________________________________________________________
    ___________________________________________________________
    ___________________________________________________________

13. Amount paid with this form: $______________________________
     (must be at least $1,000. for other than Salary Allotment)

    (If a check is submitted with this request, no advanced
    participation date is permitted.)
    Backdating is not permitted.
--------------------------------------------------------------------------------

NOTE: Amount paid will be credited upon receipt at Equitable's Processing Office, subject to return if the certificate is not issued; the Participation Date of the certificate will be the date of receipt by Equitable of all completed requirements at Equitable's Processing Office. The Normal Form of annuity benefit is a Life With 10 Years Certain Annuity. At retirement, you will be given a choice of this form or any of several other available forms.

                                   AGREEMENT

All information and statements furnished in this request are true and complete to the best of my (our) knowledge and belief. I (We) understand and acknowledge that no Agent has the authority to make or modify any contract on Equitable's behalf, or to waive or alter any of Equitable's rights and regulations. Under the penalties of perjury I (we) certify that the Social Security Number(s) or Tax Identification Number(s) provided on this form is (are) true, correct, and complete.

IT IS UNDERSTOOD THAT THE ACCOUNT VALUES ATTRIBUTABLE TO ALLOCATIONS TO THE SEPARATE ACCOUNTS AND VARIABLE ANNUITY BENEFIT PAYMENTS MAY INCREASE OR DECREASE AND NOT ARE GUARANTEED AS TO DOLLAR AMOUNT.

Signature of Proposed Participant          Date:        City       State:
                                 -----------------------------------------------
Signature of Owner (if other than the Proposed Participant)
                                                           ---------------------
--------------------------------------------------------------------------------
                                 AGENT SECTION

Will any existing  insurance or annuity be replaced or changed (or has it been),
assuming the certificate applied for will be issued?   |_| Yes   |_| No

I (We) certify that a prospectus for the certificate applied for has been given to the proposed Particpant and that no written sales materials other than those approved by The Equitable have been used.

Non-Qualified Equi-Vest issues must adequately reflect the commission interest of all Agents on previous contracts or certificates.

  ___________________________________________________________________________

   Agent's Name(s) (Print  Initial of   Agent   Agent  Agency    District     Agent's
    (Service Agent first)  Last Name    Number    %     Code   Manager Code  Signature
  ____________________________________________________________________________________
  ____________________________________________________________________________________
  ____________________________________________________________________________________
  ____________________________________________________________________________________
  ____________________________________________________________________________________
  ____________________________________________________________________________________
  ____________________________________________________________________________________

--------------------------------------------------------------------------------
FOR AGENCY COMPLIANCE FILE: INITIALS OF AGENCY EQS__________ Date__________
        District EQS_____________ Date_____________
--------------------------------------------------------------------------------
                                 (FOR ASU USE)
ASU Code and App. No.____________ ASU Rec'd._____________ Date to Proc. Off.____ __________________ Campaign |_|

Agent(s)shown above is Equity Qualified and is licensed in the state where the request is signed.
Above Agent information verified by ASM (Registered Rep)__________________
--------------------------------------------------------------------------------
983-2356 CAT.#115075

    APPLICATION TO THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
      Processing Office: Individual Annuity Center, P.O. Box 2996, G.P.O.,
                            New York, New York 10116
     REQUEST FOR ENROLLMENT UNDER EQUITABLE'S QUALIFIED EQUI-VEST CONTRACT
--------------------------------------------------------------------------------
                                PLAN/UNIT SECTION

1.  TYPE OF PURCHASE Complete One Plan Only
    A. |_| TSA Public School (GV-PS 4931)
    B. |_| TSA 501(c)(3) Organization (GV-501 4921)
    C. |_| TSA University (GV-PS 4931-31)
    D. |_| IRA Individual (GV-IRA 4971)
    E. |_| IRA Unit Billed (GV-IRA 4971)
    F. |_| IRA QUALIFIED PLAN ROLLOVER-Distribution from a Qualified Plan
                                       (GV-IRA 4971-71)
    G. |_| PEDC (Public Employee Deferred Compensation) )GV-PEDC 4991)
    H. |_| IRC-457 (Tax Exempt Organization) (GV-PEDC 4991-SU-080)
    I. |_| SEP (Simplified Employee Pension) (GV-SEP 4981)
    J. |_| CORPORATE TRUSTEED (GV-Corp 4941-41)
           Type of contributions |_| Required |_| Voluntary (After Tax)
    K. |_| KEOGH/HR-10 TRUSTEE (GV HR-10 4911-11) (trustee owned) (9)
           Type of contributions |_| Required |_| Voluntary (After Tax)
    L. |_| KEOGH/HR-10 (GV - HR-10 4911) (not trustee owned) (9)
           Type of contributions |_| Required |_| Voluntary (After Tax)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          DO NOT COMPLETE THIS SECTION IF BOX 1.D OR 1.F CHECKED ABOVE

2.  EMPLOYER / PLAN NAME
                         -------------------------------------------------------

3.  |_| EXISTING UNIT NO. |_|_|_|_|_|_| - |_|_|_|
    |_| NEW UNIT |_|_|_|_|_|_| - |_|_|_|
    (FOR NEW TRUSTEED OWNER PLAN OR TWO OR MORE LIVES FORM 983-135B REQUIRED)
================================================================================
                              PARTICIPANT SECTION

4.  PROPOSED PARTICIPANT - Print name to appear on Certificate.

    ----------------------------------------------------------------------------
      First                   Middle Initial            Last

    A. |_| Mr.  |_| Mrs.  |_| Miss  |_| Ms.  Other
                                                   ---------
    B. Date of Birth: Year         Month         Day
                          -------       -------     --------
    C. Age at Nearest Birthday
                               -----------------------------
    D. |_| Male  |_| Female

    E. Participant's Mailing Address
       No., St. |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
                |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
           City |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
                 State |_|_|  Zip Code |_|_|_|_|_| - |_|_|_|_|

    F. State of Residence
                          ---------------------------------------

    G. Social Security No. (Required) |_|_|_| - |_|_| - |_|_|_|_|

    H. Are you associated with or employed by a member of National Association of Securities Dealers, Inc. (NASD)? |_| Yes |_| No

5.  RETIREMENT AGE
                  ------------------

6. BENEFICIARY--Include FULL NAME and RELATIONSHIP to Participant. (BENEFICIARY MUST BE THE OWNER FOR PEDC/IRC-457 PURCHASES AND FOR MOST TRUSTEED PLANS.)

    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------

7.  CONTRIBUTION ALLOCATION
    (PERCENTAGES IN WHOLE NUMBERS)
    Fixed Income Account                           ______%
    Stock Account                                  ______%
    Money Market Account                           ______%
    Balanced Account                               ______%
    Aggressive Stock Account                       ______%
                                        ------------------
                                        Total         100%

8.  CONTRIBUTIONS (NOT REQUIRED FOR 1.F)

    A.  Reminder Notice (Billing) Required  |_| Yes  |_| No
        IF YES, complete b-c-d-e

    B. REMINDER DATE Required for Individual IRA or otherwise must agree with existing unit or attached 983-135B
        Month               Day
             -------------     -------------

    C.  REMINDER FREQUENCY
        |_| Annual           |_| Semi-Annual
        |_| Quarterly        |_| Monthly
        Available for TSA, PEDC/IRC-457 AND UNIT BILLED IRA ONLY:
        |_| Semi-Monthly     |_| Bi-Weekly

    D.  REMINDER AMOUNT $
                         -------------------------------------------------------

    E.  BILLING MONTHS TO BE EXCLUDED - TSA ONLY

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

9.  EXPECTED FIRST PARTICIPATION YEAR CONTRIBUTION $
                                                    ----------------------------

    If an advanced billing and/ or participation date are requested, complete #8b and #13.

================================================================================
    (FOR PROCESSING OFFICE USE)
    Unit Name                             Reminder Date
             ---------------------------               -------------------------
    Cert or App. #                        Amendment Required
                  ----------------------                      ------------------
    PEDC Emp. Add.                        Emp. Fed. ID#
                  ----------------------                ------------------------
    Frequency                             Participation Date
             ---------------------------                    --------------------

    ----------------------------------------------------------------------------
    Receipt Date       | Batch #        | Inquiry #      | Processor
    ----------------------------------------------------------------------------
================================================================================
983-136D (1-87) Cat. #120764

--------------------------------------------------------------------------------
10. Did you receive the Separate Accounts Prospectus?  |_| Yes  |_| No
    Date shown on Prospectus
                            ----------------------------------------------------
    Date of any supplement to Prospectus
                                        ----------------------------------------

11. ITEMS (A) THROUGH (G) ARE TO BE ANSWERED COMPLETELY OR NOT AT ALL. If Annuitant does not wish to provide information requested, check here |_|. (Show amounts before this purchase.) NOTE: In NJ and MD by law item (A) MUST be answered.
    (a) Sources of Retirement Income (other than Soc. Security)

        ------------------------------------------------------------------------
        ------------------------------------------------------------------------
    (b)  Debts: $
                 ---------------------------------------------------------------
                 ---------------------------------------------------------------
                 ---------------------------------------------------------------
    (c)  (I)   Savings (Checking and Savings accounts)
               $
                 ---------------------------------------------------------------
         (II)  Securities: $
                            ----------------------------------------------------
         (III) Value of home, less mortgage: $
                                              ----------------------------------
         (IV)  Other Assets (specify sources and amounts):

               -----------------------------------------------------------------
               -----------------------------------------------------------------
    (d)  Ages of dependents:
                            ----------------------------------------------------
    (e)  Amount of Life Insurance: $
                                    --------------------------------------------
    (f)  Cash available for investment or retirement:
         (I)  $                                                     annually, or
               ----------------------------------------------------
         (II) $                                                       single sum
               -------------------------------------------------------
    (g)  Annual income including spouse's: $
                                            ------------------------------------

12. Will any existing insurance or annuity be replaced or changed (or has it been), assuming the certificate applied for will be issued? |_| Yes |_| No

13. SPECIAL INSTRUCTIONS

    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------

14. Amount paid with this form: $
                                 -----------------------------------------------
    (If a check is submitted with this request, no advanced participation date is permitted.) BACKDATING IS NOT PERMITTED.

NOTE: Amount paid will be credited upon receipt at Equitable's Processing Office, subject to return if the certificate is not issued; the Participation Date of the certificate will be the date of receipt by Equitable of all completed requirements at Equitable's Processing Office.

================================================================================
                                   AGREEMENT

All information and statements furnished in this request are true and complete to the best of my knowledge and belief. I understand and acknowledge that no Agent has the authority to make or modify any contract on Equitable's behalf, or to waive or alter any of Equitable's rights and regulations.

IT IS UNDERSTOOD THAT THE ACCOUNT VALUES ATTRIBUTABLE TO ALLOCATIONS TO THE SEPARATE ACCOUNTS AND VARIABLE ANNUITY BENEFIT PAYMENTS MAY INCREASE OR DECREASE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

Signature of Participant X                        Date      City     State
                          ------------------------    ------    -----     ------

Signature of Owner (REQUIRED FOR PEDC/IRC 457/HR-10 TRUSTEE/CORP. TRUSTEED)
X
 -------------------------------------------------------------------------------
================================================================================
                                 AGENT SECTION

Will any existing insurance or annuity be replaced or changed (or has it been), assuming the certificate applied for will be issued? |_| Yes |_| No

I (we) certify that a prospectus for the certificate applied for has been given to the proposed Annuitant and that no written sales materials other than those approved by The Equitable have been used.

Equi-Vest issues must adequately reflect the commission interest of all Agents on previous contracts or certificates.

--------------------------------------------------------------------------------
                       Initial
        (Print)          of
   Agents's Name(s)     Last    Agent   Agent   Agency     District      Agent's
(Service Agent first)   Name    Number    %      Code    Manager Code  Signature
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================================================================================
FOR AGENCY COMPLIANCE FILE: INITIALS OF AGENCY  EQS   Date  District EQS  Date
                                                   ---   ---            --    --
================================================================================
(FOR ASU USE)

ASU Code and App. No.
                     -----------------------------------------------------------
ASU Rec'd.
          ----------------------------------------------------------------------
Date to Proc. Off.                                                  Campaign |_|
                  --------------------------------------------------

AGENT(S) SHOWN ABOVE IS EQUITY QUALIFIED AND IS LICENSED IN THE STATE WHERE THE REQUEST IS SIGNED.
Above Agent information verified by ASM (Registered Rep)

--------------------------------------------------------------------------------
Application reviewed by
                        --------------------------------------------------------
 .===============================================================================
983-136D Cat. #120764

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            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
          APPLICATION FOR ESTABLISHMENT OF NEW QUALIFIED EQUI-VEST PLAN
--------------------------------------------------------------------------------

1.  TYPE OF QUALIFIED PLAN ESTABLISHED:
    a) |_| TSA 403(b) (Public School) (3-30)
    b) |_| TSA 501 (c) (3) Organization (2-20)
    c) |_| TSA University (3-31)
    d) |_| IRA Unit Billed (7-70)
    e) |_| SEP (Simplified Employee Pension) (8-80)
    f) |_| PEDC (Public Employee Deferred Compensation) (9-90)
    g) |_| IRC-457 (Tax Exempt Organization) (9-90 SU 080)
    h) |_| KEOGH/HR-10 TRUSTEE (1-11)
    i) |_| KEOGH/HR-10 (1-10)
    j) |_| CORPORATE TRUSTEED (4-41)

2.  NAME OF PLAN:

    |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|

3.  EFFECTIVE DATE OF PLAN:

    Year___________ Month__________ Day___________

4.  FISCAL YEAR END (FOR KEOGH, SEP, PEDC/IRC-457):

    Month___________________ Day_______________

5.  REMINDER NOTICE REQUIRED: |_| YES   |_| NO

6.  UNIT REMINDER DUE DATE:

    Month___________________ Day_______________

7.  REMINDER FREQUENCY:

    |_| Annual (1)               |_| Semi-Annual (2)
    |_| Quarterly (3)            |_| Monthly (4)
    Available for TSA, PEDC/IRC-457 and Unit Billed IRA
    only:    |_| Semi-Monthly (5)         |_| Bi-Weekly (7)

8.  ORDER IN WHICH PARTICIPANTS TO APPEAR ON STATEMENT
    REMINDER:

    |_| Alphabetical (3)         |_| Certificate Number (2)

9.  EMPLOYER FEDERAL IDENTIFICATION NUMBER:
             |_|_|-|_|_|_|_|_|_|_|

10. BILLING NAME:

    |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|

    Plan Mailing and Billing Address: |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
                        No. & Street: |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
                        City or Town: |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
                               State: |_|_|_|_|_|_|_|_|
                            Zip Code: |_|_|_|_|_|-|_|_|_|_|

11. TSA UNIVERSITY PLANS ONLY:

    (A) Does the University Plan Document AUTHORIZE Participants to make
        Loans:                                               |_| Yes |_| No

    (B) Maximum % of cash at maturity  |_|_|_|%

    (C) Surrenders, Withdrawals or Loans (if allowed) will be processed only with employer approval at the time the request is made.

    (D) Please describe any other plan restrictions on reverse of this form. Acceptance of any other plan provisions or restrictions detailed on the back is subject to Equitable approval.

12. PEDC/IRC-457, HR-10 TRUSTEE, AND CORPORATE TRUSTEED PLANS ONLY:
         A) Should all correspondence (except Billing & Proxies) be sent to
            participant?                                     |_| Yes  |_| No
         B) Does Owner/Employer authorize Participants to make transfers between accounts and change the allocation percentages for
            future allocations?                              |_| Yes |_| No

13. ERISA INFORMATION STATEMENT SUBMITTED (Required if Box 1(C)(D)(E)(G)(H)
    (I) or  (J) checked):                                    |_| Yes |_| No

14. IS EQUITABLE ADOPTION STATEMENT BEING SUBMITTED (Answer Required if Box
    1(H)(I) or (J) checked):                                 |_| Yes |_| No

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UPON  ESTABLISHMENT OF PLAN, THE EQUITABLE IS AUTHORIZED TO SOLICIT  PROSPECTIVE
APPLICANTS FOR THE PLAN.

X_____________________________________________ Date at _____________ on __ 19 __
    Signature and Title of Authorized Officer          City   State
    or Purchaser
--------------------------------------------------------------------------------
Key Agent (Please Print)

___________________________________________ ASU (Alpha) _______ (Numeric) ______
(First)   (Middle Initial)  (Last)   (Code)


Agency__________________________________________________________________________
         (Name)                                    (Numeric Code)

Key Agent Signature ___________________________________________
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         (PROC. OFFICE USE ONLY) |_|_|_|_|_|_|_|_|_|_|_| Analyst Code |_|_|_|
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983-135B (1-87) Cat. #120755